Mortgage Servicing Assets	12 Months Ended
Dec. 31, 2011
Mortgage Servicing Assets [Abstract]
Mortgage Servicing Assets

Note 6 - Mortgage Servicing Assets

Loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage and other loans serviced for others were approximately $346 million and $327 million at December 31, 2011 and 2010, respectively. The carrying value of capitalized servicing rights, net of valuation allowances, is included in other assets. A summary of mortgage servicing rights follows:

	2011	2010	2009
	(dollars in thousands)

Beginning of year mortgage servicing rights:	$2,134	$1,890	$1,293
Amounts capitalized	679	1,113	1,465
Amortization	(671)	(869)	(868)
Impairment	—	—	—

End of year	$2,142	$2,134	$1,890

Amortization expense is estimated as follows:

Year ending December 31,
(dollars in thousands)

2012	$504
2013	436
2014	369
2015	301
2016	233
Thereafter	299

Total	$2,142

The amortization does not anticipate or pro-forma loan prepayments.

The fair value of mortgage servicing rights was $2.5 million at both December 31, 2011 and 2010. The key assumptions used to value mortgage servicing rights as of December 31, 2011 were as follows; weighted average remaining life 267 months, weighted average discount rate 9.0%, weighted average coupon 4.71% and weighted average prepayment speed 307%.